                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                              FEBRUARY 21, 1997
                              (DATE OF REPORT)

                         AMBASSADOR APARTMENTS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   1-14132
                            (COMMISSION FILE NO.)


                   MARYLAND                                  36-3948161
(STATE OF OTHER JURISDICTION OF INCORPORATION)  (I.R.S. EMPLOYER IDENTIFICATION NO.)

    77 W. WACKER DRIVE, CHICAGO, ILLINOIS                      60601
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (312) 917-1600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Capitalized terms not defined herein are used as defined in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

ITEM 2. ACQUISITIONS OF ASSETS

     On August 20, 1996 the Company acquired Haverhill Commons, The Arbors and Ocean Oaks for $28.7 million (the "Florida Properties") and Sun Lake apartments on November 21, 1996 for $24.0 million (collectively, the Acquired Properties"). Haverhill Commons is a 222 unit apartment complex located in West Palm Beach, Florida; the Arbors is a 224 unit property located in Deland, Florida and Ocean Oaks is a 296 unit apartment complex located in Port Orange, Florida. The Company financed the Florida Properties by assuming tax exempt bonds plus an additional $630,000 from working capital. Sun Lake is a 600 unit apartment complex located in Lake Mary, Florida. The Company financed this acquisition by assuming approximately $15.5 million in tax exempt bonds and borrowing the remaining $8 million from its line of credit from Bank One, Arizona. The Acquired Properties were purchased from unaffiliated third parties.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

     Statement of Revenue and Certain Expenses for the year ended December 31, 1995 and for the six months ended June 30, 1996 (unaudited) for Haverhill Common Apartments.

     Statement of Revenue and Certain Expenses for the year ended December 31, 1995 and for the six months ended June 30, 1996 (unaudited) for Sun Lake Apartments.

     Arbors and Ocean Oaks Real Estate Limited Partnership Financial Statements as of December 31, 1995 and 1994 and for the year ended December 31, 1995 and for the period from inception (March 28, 1994) through December 31, 1994.

     (b) Pro Forma Financial Information (unaudited)

     Pro Forma Condensed Consolidated Financial Statements of Ambassador Apartments, Inc. As of June 30, 1996, and for the year ended December 31, 1995 and the six months ended June 30, 1996.

     (c) Exhibits.

Exhibit  Description
Number   of Exhibit

23.1     Consent of Coopers & Lybrand L.L.P.
23.2     Consent of Ernst & Young LLP

                         AMBASSADOR APARTMENTS, INC.


                 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS

                          AMBASSADOR APARTMENTS, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF JUNE 30, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented as if the acquisition of the Acquired Properties had occurred on June 30, 1996. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company included in the Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 1996. In management's opinion, all adjustments necessary to reflect these transactions have been made. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1996, nor does it purport to present the future financial position of the Company.

                                                 AMBASSADOR
                                               APARTMENTS, INC.        PRO FORMA
                                                (HISTORICAL)          ADJUSTMENTS            PRO FORMA
                                               ----------------       -----------            ---------
ASSETS:
Rental property, net                               $350,839             $52,700  (A)         $403,539
Cash                                                  2,587                  --                 2,587
Other assets                                         38,838                  --                38,838
                                                   --------             -------              --------
Total assets                                       $392,264             $52,700              $444,964
                                                   ========             =======              ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Bonds payable                                      $192,300             $44,700  (B)         $237,000
Notes payable                                        58,232               8,000  (C)           66,232
Other liabilities                                     6,897                  --                 6,897
                                                   --------             -------              --------
                                                    257,429              52,700               310,129
                                                   --------             -------              --------
Minority interest                                    32,746                  --                32,746
Stockholders' equity
Common Stock                                             90                                        90
Distributing in excess of accumulated
earnings                                            (10,966)                 --               (10,966)
Additional paid in capital                          112,965                  --               112,965
                                                   --------             -------              --------
Total stockholders' equity                          102,089                  --               102,089
                                                   --------             -------              --------
Total liabilities and stockholders' equity         $392,264             $52,700              $444,964
                                                   ========             =======              ========

See Notes to Pro Forma consolidated Balance Sheet.

             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)




(A) RENTAL PROPERTY, NET:
Reflects the acquisition of Arbors, Ocean Oaks, Haverhill Commons and
Sun Lake properties.                                                     $52,700
                                                                         =======
(B) BONDS PAYABLE:
Reflects the assumption of bonds payable associated with acquisitions    $44,700
                                                                         =======
(C) NOTES PAYABLE:
Reflects additional borrowings on the Company's line of credit
associated with the acquisitions                                         $ 8,000
                                                                         =======

                          AMBASSADOR APARTMENTS, INC.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                  FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE
                         SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)
              (DOLLARS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

The following unaudited Pro Forma Condensed Consolidated Statements of
Income have been presented as if the acquisition of the Acquired Properties had occurred on January 1, 1995. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed on Form 10-K, and Form 10-Q, for the year ended December 31, 1995 and for the period ended June 30, 1996 respectively, and the historical financial statements for the Acquired Properties purchased by Ambassador Apartments, Inc. included elsewhere herein. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the Company would have been had these transactions actually occurred as of January 1, 1995 nor do they purport to represent the results of operations of the Company for future periods.


                                                                          YEAR ENDED DECEMBER 31, 1995
                                                            ------------------------------------------------------
                                                               AMBASSADOR
                                                            APARTMENTS, INC.
                                                              (HISTORICAL)      PRO FORMA ADJUSTMENTS    PRO FORMA
                                                            ----------------    ---------------------    ---------
Rental revenues                                               $   53,381            $8,316   (A)         $  61,697
Property operating                                                20,835             3,341   (B)            24,176
Real estate taxes                                                  5,255               785   (C)             6,040
Depreciation & Amortization                                       11,686             1,686   (D)            13,372
Gain on sale of property                                            (966)               --                    (966)
Interest                                                          10,369             2,302   (E)            12,671
                                                              ----------            ------               ---------
Total Expenses                                                    47,179             8,114                  55,293
                                                              ----------            ------               ---------
Net income before allocation of minority, loss on sale
  of cap and extraordinary item                                    6,202               202                   6,404
Income allocated to Minority Interest                               (615)              (20)  (F)              (635)
                                                              ----------            ------               ---------
Income before loss on sale of cap and extraordinary item           5,587               182               $   5,769
Loss on sale of cap, net of minority interest                        ---                --                     ---
                                                              ----------            ------               ---------
Income before extraordinary item                                   5,587            $  182               $   5,769
Extraordinary item, net of minority interest                       4,360            ======               =========
                                                              ----------
Net income                                                    $    9,947
                                                              ==========
Income, before extraordinary item per weighted average
Common Shares outstanding                                     $     0.62                                 $    0.64
                                                              ==========                                 =========
Weighted average Common Shares outstanding                     8,958,525                                 8,958,525
                                                              ==========                                 =========

                                                                         SIX MONTHS ENDED JUNE 30, 1996
                                                            ------------------------------------------------------
                                                               AMBASSADOR
                                                            APARTMENTS, INC.
                                                              (HISTORICAL)      PRO FORMA ADJUSTMENTS    PRO FORMA
                                                            ----------------    ---------------------    ---------
Rental revenues                                               $   31,860            $ 4,300   (A)       $   36,160
Property operating                                                11,901              1,583   (B)           13,484
Real estate taxes                                                  2,749                418   (C)            3,167
Depreciation & Amortization                                        7,293                843   (D)            8,136
Gain on sale of property                                              --                 --                     --
Interest                                                           7,282              1,151   (E)            8,433
                                                              ----------            -------             ----------
Total Expenses                                                    29,225              3,995                 33,220
                                                              ----------            -------             ----------
Net income before allocation of minority, loss on sale
of cap and extraordinary item                                      2,635                305                  2,940
Income allocated to Minority Interest                               (477)               (30)  (F)             (507)
                                                              ----------            -------             ----------
Income before loss on sale of cap and extraordinary item           2,158                275                  2,433
Loss on sale of cap, net of minority interest                      2,084                 --                  2,084
                                                              ----------            -------             ----------
Income before extraordinary item                                      74            $   275             $      349
Extraordinary item, net of minority interest                         ---            =======             ==========
                                                              ----------
Net income                                                            74
                                                              ==========
Income, before extraordinary item per weighted average
Common Shares outstanding                                             --                                $     0.04
                                                              ==========                                ==========
Weighted average Common Shares outstanding                     8,958,525                                 8,958,525
                                                              ==========                                ==========

        See Notes to Pro Forma Condensed Consolidated Statements and Income.

                NOTES TO PROFORMA CONDENSED STATEMENTS OF INCOME
                                  (UNAUDITED)


                                                               SIX MONTHS ENDED     YEAR ENDED
                                                                JUNE 30, 1996     DECEMBER 31, 1995
                                                               ----------------   ------------------
(A) RENTAL REVENUES:
Reflects the historical results of the Acquired Properties            $4,300            $8,316
                                                                      ======            ======
(B) PROPERTY OPERATING:
Reflects the historical results of the Acquired Properties            $1,583            $3,341
                                                                      ======            ======
(C)  REAL ESTATE TAXES:
Reflects the historical results of the Acquired Properties            $  418            $  785
                                                                      ======            ======
(D) DEPRECIATION & AMORTIZATION:
Reflects Depreciation of the Acquired Properties'
estimated building basis ($42,160) using an average
useful life of 25 years.                                              $  843            $1,686
                                                                      ======            ======
(E) INTEREST:
Reflects additional interest costs at stated rates on
bonds assumed by the Company with respect to Acquisition
Properties                                                            $1,151            $2,302
                                                                      ======            ======
(F) MINORITY INTEREST:
To adjust income allocated to minority interest resulting
from Pro Forma adjustments related to the acquisition of
the Acquired Properties.                                              $  (20)           $  (30)
                                                                      ======            ======

                           STATEMENTS OF REVENUE AND
                              CERTAIN EXPENSES FOR
                          HAVERHILL COMMONS APARTMENTS




                      REQUIRED UNDER ITEM 7(a) of Form 8-K

                           STATEMENTS OF REVENUE AND
                              CERTAIN EXPENSES FOR
                          HAVERHILL COMMONS APARTMENTS


                               TABLE OF CONTENTS


                                                                         PAGE(S)
                                                                         -------
REPORT OF INDEPENDENT AUDITORS                                             10
STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER
31, 1995 AND FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED) FOR
HAVERHILL COMMONS APARTMENTS                                               11
NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES                        12


                         REPORT OF INDEPENDENT AUDITORS




Board of Directors
Ambassador Apartments, Inc.



     We have audited the statement of revenue and certain expenses of Haverhill Commons Apartments for the year ended December 31, 1995. This statement of revenue and certain expenses is the responsibility of Haverhill Commons Apartments' management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Ambassador Apartments, Inc. As described in Note 2 and is not intended to be a complete presentation of Haverhill Commons Apartments' revenue and expenses.
     In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Haverhill Commons Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Chicago, Illinois                                            ERNST & YOUNG LLP
February 19, 1997

                          HAVERHILL COMMONS APARTMENTS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                                        SIX MONTHS ENDED
                                                    YEAR ENDED            JUNE 30, 1996
                                                 DECEMBER 31, 1995         (UNAUDITED)
                                                 -----------------      ----------------
Revenue:
   Rental                                              $1,519                  $763
   Other                                                   64                    22
                                                       ------                  ----
     Total Revenue                                      1,583                   785

Certain Expenses:
   Real Estate taxes                                      164                    87
   Utilities                                              127                    55
   Insurance                                               38                    18
   Property operating and maintenance                     340                   155
                                                       ------                  ----
     Total expenses                                       669                   315
                                                       ------                  ----
Revenue in excess of certain expenses                  $  914                  $470
                                                       ======                  ====

                            See accompanying notes.

                          HAVERHILL COMMONS APARTMENTS
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



1. BUSINESS

     The accompanying statements of revenue and certain expenses represent the operations of Haverhill Commons Apartments, a 222-unit apartment project in West Palm Beach, Florida. On August 20, 1996, Ambassador Apartments, Inc. purchased Haverhill Commons Apartments from the prior owner, an unaffiliated real estate company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

     The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Ambassador Apartments, Inc. The statements are not representative of the actual operations of Haverhill Commons Apartments for the periods presented no indicative of future operations, as certain expenses, consisting of depreciation, amortization, interest, and management and other professional fees, have been excluded.

Revenue Recognition

     Rental income is recognized as income in the period earned.

Rentals

     At December 31, 1995, approximately 94% of the apartment units were occupied.

Use of Estimates

     The preparation of these financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                           STATEMENTS OF REVENUE AND
                              CERTAIN EXPENSES FOR
                              SUN LAKE APARTMENTS



                      REQUIRED UNDER ITEM 7(a) of Form 8-K

                           STATEMENTS OF REVENUE AND
                              CERTAIN EXPENSES FOR
                              SUN LAKE APARTMENTS


                               TABLE OF CONTENTS


                                                                         PAGE(S)
                                                                         -------
REPORT OF INDEPENDENT AUDITORS                                             15

STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE YEAR ENDED DECEMBER
31, 1995 AND FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED) FOR
SUN LAKE APARTMENTS                                                        16

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES                        17

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Ambassador Apartments, Inc.



     We have audited the statement of revenue and certain expenses of Sun Lake Apartments for the year ended December 31, 1995. This statement of revenue and certain expenses is the responsibility of Sun Lake Apartments' management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Ambassador Apartments, Inc. as described in Note 2 and is not intended to be a complete presentation of Sun Lake Apartments' revenue and expenses.

     In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 of Sun Lake Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


Chicago, Illinois                                           ERNST & YOUNG LLP
February 19, 1997

                              SUN LAKE APARTMENTS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                                       SIX MONTHS ENDED
                                                    YEAR ENDED           JUNE 30, 1996
                                                DECEMBER 31, 1995         (UNAUDITED)
                                                -----------------      ----------------
Revenue:
  Rental                                               $3,541                $1,837
  Other                                                   145                    94
                                                       ------                ------
    Total Revenue                                       3,686                 1,931

Certain Expenses:
  Real estate taxes                                       311                   162
  Utilities                                               438                   229
  Insurance                                               147                    79
  Property operating and maintenance                    1,098                   480
                                                       ------                ------
    Total expenses                                      1,994                   950
                                                       ------                ------
Revenue in excess of certain expenses                  $1,692                $  981
                                                       ======                ======

                            See accompanying notes.

                              SUN LAKE APARTMENTS
              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



1. BUSINESS

     The accompanying statements of revenue and certain expenses represent the operations of Sun Lake Apartments, a 600-unit apartment project in Lake Mary, Florida. On November 21, 1996, Ambassador Apartments, Inc. purchased Sun Lake Apartments from the prior owner, an unaffiliated real estate company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

     The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Ambassador Apartments, Inc. The statements are not representative of the actual operations of Sun Lake Apartments for the periods presented no indicative of future operations, as certain expenses, consisting of depreciation, amortization, interest, and management and other professional fees, have been excluded.

Revenue Recognition

     Rental income is recognized as income in the period earned.

Rentals

     At June 30, 1996 and December 31, 1995, approximately 99% (unaudited) and 99% of the apartment units were occupied, respectively.

Use of Estimates

     The preparation of these financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                 FINANCIAL STATEMENTS FOR ARBORS AND OCEAN OAKS
                        REAL ESTATE LIMITED PARTNERSHIP




                      REQUIRED UNDER ITEM 7(a) of Form 8-K

                             ARBORS AND OCEAN OAKS
                        REAL ESTATE LIMITED PARTNERSHIP
                           FINANCIAL STATEMENTS AS OF
                          DECEMBER 31, 1995 AND 1994

                               TABLE OF CONTENTS


                                                                               PAGE(S)
                                                                               -------
REPORT OF INDEPENDENT ACCOUNTANTS                                                20

BALANCE SHEETS - DECEMBER 31, 1995 AND 1994                                      21

STATEMENTS OF NET LOSS FOR YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM
INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994                             22

STATEMENTS OF PARTNERS' DEFICIT FOR YEAR ENDED DECEMBER 31, 1995 AND THE
PERIOD FROM INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994                 23

STATEMENTS OF CASH FLOWS FOR YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM
INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994                             24

NOTES TO FINANCIAL STATEMENTS                                                    25

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of
Arbors and Ocean Oaks Real Estate Limited Partnership:

We have audited the accompanying balance sheets of Arbors and Ocean Oaks Real Estate Limited Partnership, a Delaware limited partnership, as of December 31, 1995 and 1994, and the related statements of net loss, partners' deficit and cash flows for the year ended December 31, 1995 and the period from inception (March 28, 1994) through December 31, 1994. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arbors and Ocean Oaks Real Estate Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the year ended December 31, 1995 and the period from inception (March 28, 1994) through December 31, 1994, in conformity with generally accepted accounting principles.



                                                       Coopers & Lybrand L.L.P.


Dallas, Texas,
February 15, 1996

             ARBORS AND OCEAN OAKS REAL ESTATE LIMITED PARTNERSHIP


                  BALANCE SHEETS - DECEMBER 31, 1995 AND 1994


                        ASSETS                             1995          1994
                                                         --------      -------
INVESTMENTS IN REAL ESTATE, net of accumulated
depreciation of $978,453 and $402,192                   $17,687,619   $17,928,900
CASH AND CASH EQUIVALENTS                                   190,778       279,240
ACCOUNTS RECEIVABLE                                             744       173,880
ORGANIZATION COSTS, net of accumulated amortization of
$4,805 and $2,059                                             8,923        11,669
                                                        -----------   -----------
      Total assets                                      $17,888,064   $18,393,689
                                                        ===========   ===========

                       LIABILITIES AND PARTNERS' DEFICIT


BONDS PAYABLE                                           $18,200,000   $18,200,000
OTHER LIABILITIES:
  Accounts payable and accrued liabilities                  390,941       295,055
  Accrued bond interest payable                             115,960       256,909
  Security deposits                                         105,681       109,175
                                                        -----------   -----------
      Total liabilities                                  18,812,582    18,861,139
                                                        ===========   ===========
PARTNERS' DEFICIT:
General partner                                            (453,015)     (229,051)
Limited Partner                                            (471,503)     (238,399)
                                                        -----------   -----------
      Total partners' deficit                              (924,518)     (467,450)
      Total liabilities and partners' deficit           $17,888,064   $18,393,689
                                                        ===========   ===========

   The accompanying notes are an integral part of these financial statements.

             ARBORS AND OCEAN OAKS REAL ESTATE LIMITED PARTNERSHIP

                             STATEMENTS OF NET LOSS

              FOR YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM

              INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994



                               1995         1994
                               ----         ----
REVENUES:
  Rental income             $3,039,230   $2,134,959
  Interest income                7,616        8,310
  Other income                      --          315
                            ----------   ----------
     Total revenues          3,046,846    2,143,584
                            ----------   ----------
EXPENSES:
  Property expenses          1,153,465      906,398
  Real estate taxes            309,754      325,506
  Asset management fees        208,972      136,595
  Interest expense           1,189,302      835,868
  Depreciation expense         576,261      402,192
  Amortization expense           2,746        2,059
  Other                         63,414       12,416
                            ----------   ----------
     Total Expenses          3,503,914    2,621,034
                            ----------   ----------
NET LOSS                    $ (457,068)  $ (477,450)
                            ==========   ==========

   The accompanying notes are an integral part of these financial statements.

             ARBORS AND OCEAN OAKS REAL ESTATE LIMITED PARTNERSHIP

                        STATEMENTS OF PARTNERS' DEFICIT

              FOR YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM

              INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994



                                        Total     General Partner  Limited Partner
                                      ----------  ---------------  ---------------
CAPITAL CONTRIBUTIONS AT INCEPTION    $  10,000        $   4,900        $   5,100
  Allocation of net loss               (477,450)        (233,951)        (243,499)
                                      ---------   --------------   --------------
PARTNERS' DEFICIT, December 31, 1994   (467,450)        (229,051)        (238,399)
  Allocation of net loss               (457,068)        (223,964)        (233,104)
                                      ---------   --------------   --------------
BALANCE, December 31, 1995            $(924,518)       $(453,015)       $(471,503)
                                      =========   ==============   ==============

   The accompanying notes are an integral part of these financial statements.

             ARBORS AND OCEAN OAKS REAL ESTATE LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

              FOR YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD FROM

              INCEPTION (MARCH 28, 1994) THROUGH DECEMBER 31, 1994


                                                                   1995        1994
                                                                ----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                      $ (457,068) $  (477,450)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation expense                                           576,261      402,192
    Amortization expense                                             2,746        2,059
    Decrease (increase ) in accounts receivable                    173,136     (163,880)
    Increase in accounts payable and accrued liabilities            95,886      295,055
    Increase (decrease) in security deposits                        (3,494)     109,175
    Increase (decrease) in accrued bond interest payable          (140,949)     256,909
                                                                ----------  -----------
        Total adjustments                                          703,586      901,510
                                                                ----------  -----------
        Net cash provided by operating activities                  246,518      424,060
                                                                ----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to real estate                                      (334,980)    (131,092)
    Increase in organization costs                                      --      (13,728)
                                                                ----------  -----------
Net cash used in investing activities                             (334,980)    (144,820)
                                                                ----------  -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               (88,462)     279,240
CASH AND CASH EQUIVALENTS, beginning of period                     279,240           --
                                                                ----------  -----------
CASH AND CASH EQUIVALENTS, end of period                        $  190,778  $   279,240
                                                                ==========  ===========
SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING
ACTIVITIES:

    Liabilities assumed in connection with the acquisition of the real estate:
        Bonds Payable                                           $       --  $18,200,000
                                                                ==========  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid during the year for interest                      $1,330,251  $   578,959
                                                                ==========  ===========

   The accompanying notes are an integral part of these financial statements.

             ARBORS AND OCEAN OAKS REAL ESTATE LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994

1. ORGANIZATION:

Arbors and Ocean Oaks Real Estate Limited Partnership (the "Partnership") was formed on March 28, 1994 under the Uniform Limited Partnership Act of the State of Delaware. The Partnership was formed to acquire, improve, operate and dispose of the Partnership properties, as provided for in the Limited Partnership Agreement (the "Partnership Agreement").

At December 31, 1995, the Partnership is comprised of the managing partner MFH Realty Limited Partnership ("MFH"), as general partner and WH-JER TE-2 Investors, L.P. ("WH-JER"), as the limited partner. Effective November 15, 1995, WH-JER purchased the limited partner interest from Arbor Oaks Ventures, Inc. The general and limited partners have ownership interests of 49% and 51%, respectively, and have contributed a total of $10,000 to the Partnership. In addition, the partners may be required to make additional capital contributions to the Partnership. The general partner is an affiliate of the limited partner, the bond holder and the asset manager (Note 3).

The Partnership will continue in existence until March 28, 2044, unless terminated sooner, as provided in the Partnership Agreement. Net income and net loss are allocated in accordance with their respective partnership interests.

2. SUMMARY OF ACCOUNTING POLICIES:

Basis of accounting and use of estimates

The Partnership prepares its financial statements in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in real estate

Real estate investments are carried at the lower of cost or market value. Depreciation is computed on a straight-line basis using an estimated useful life of 27 1/2 years.

As of December 31, 1995, the Partnership has elected to early adopt Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Adoption of this standard has resulted in no material financial statement impact.

Organization costs

Organization cots are amortized on a straight-line basis over a 60 month period.

Statement of cash flows

The Partnership considers all highly liquid investments purchased with an original maturity of three months or less that are not restricted to be cash equivalents.

Income taxes

The Partnership is not a taxpaying entity, and accordingly, records no income taxes. The partners are individually responsible for reporting their shares of the Partnership's taxable income or loss on their income tax returns.

Certain transactions of the Partnership may be subject to accounting methods for income tax purposes which differ from the accounting methods used in preparing these financial statements in accordance with generally accepted accounting principles. Accordingly, the net income or loss on the capital accounts reported for income tax purposes may differ from the balances reported for those same items in these financial statements.

3. ASSET MANAGEMENT AND LOAN SERVICING AGREEMENT:

The Asset Management and Loan Servicing Agreement (the "Management Agreement") between the owner of the general partner of the Partnership and Sixth JAR Investment Management Inc., a Virginia corporation (the "Asset Manager"), was effective June 4, 1993 and will continue in force until December 31, 2000. The fees for such asset management services are paid to the owner of the general partner. Either the Partnership or the Asset Manager may terminate the Management Agreement without cause upon 30 days written notice to the other party at any time following the liquidation of all the Partnership real estate investments (the "Investments"). The Management Agreement may also be terminated by either party upon the occurrence of certain events of default by the other party.

As stipulated in the Management Agreement, the Asset Manager's duties are: (a) to provide customary asset management for the Investments, (b) to prepare a portfolio business plan for such Investments and (c) to advise the Partnership on the optimal manner in which to manage, dispose and collect on such Investments in accordance with the approved asset management and disposition plans.

Until November 15, 1995, the Asset Manager was owed a monthly fee by the Partnership for its asset management and asset disposition services in an amount equal to the sum of the Asset Manager expenses, plus .25% (per annum) of the average monthly balances of the Investments. After November 15, 1995, the management fee is paid by the limited partner.

The Asset Manager is entitled to receive a disposition fee from the limited partner equal to 2% of the gross proceeds received by the Partnership in connection with the sale of any asset.

The Asset Manager rebates a portion of each of the earned fees to certain affiliates of the Partnership.

4. INVESTMENTS IN REAL ESTATE:

The Partnership's investment in real estate consists of two multifamily complexes. The Arbors is a 224-unit property located on 14.23 acres in Deland, Florida. The Ocean Oaks is a 296 unit property located on 21.06 acres in Port Orange, Florida.

At December 31, 1995 and 1994, real estate is comprised of the following:


                                   1995          1994
                               ------------  ------------
Land                           $ 2,730,000   $ 2,730,000
Building and improvements       15,936,072    15,601,092
Less accumulated depreciation     (978,453)     (402,192)
                               -----------   -----------
Real estate, net               $17,687,619   $17,928,900
                               ===========   ===========

5. Bonds Payable

In connection with the acquisition of the real estate, the Partnership assumed collateralized bonds of $18,200,000. The bonds were issued by the Housing Finance Authority of Volusia County, Florida.

The bonds accrue interest from the date of the bonds (August 1, 1985) with such amount due monthly. The bond interest rate is 3% over the J. Kenney Index (8.19% and 8.39% at December 31, 1995 and 1994, respectively).

The bonds mature on August 1, 2015 with $3,800,000 as the outstanding principal at such time. During 1995, the bond holder waived the payment of the $300,000 principal payment due in 1995, resulting in such amount now being due at maturity of the bond. Minimum principal payments due on the bonds payable are as follows:

Year ending December 31 -



1996                                                             300,000
1997                                                             300,000
1998                                                             400,000
1999                                                             400,000
2000                                                             400,000
Thereafter                                                    16,400,000
                                                             -----------
                                                             $18,200,000
                                                             ===========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMBASSADOR APARTMENTS, INC.




February 21, 1997                  By:  /s/ Adam D. Peterson
-----------------                       --------------------
     (Date)                             Adam D. Peterson
                                        Executive Vice President and Chief
                                        Financial Officer

                                 Exhibit Index



Exhibit  Description
Number   of Exhibit
23.1     Consent of Coopers & Lybrand L.L.P.
23.2     Consent of Ernst & Young LLP